SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2015

Universal Stainless & Alloy Products, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-25032	25-1724540
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Mayer Street, Bridgeville, Pennsylvania	15017
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (412) 257-7600

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On October 23, 2015, Universal Stainless & Alloy Products, Inc. (the “Company”) entered into a Fourth Amendment to Credit Agreement (the “Fourth Amendment”), by and among the Company, the other Borrowers (as defined in the Fourth Amendment) party thereto, the Lenders (as defined in the Fourth Amendment) and PNC Bank, National Association, as Administrative Agent. The Fourth Amendment amended the Company’s Credit Agreement, dated as of August 18, 2011 (as amended, the “Credit Agreement”), which previously was amended by the First Amendment to Credit Agreement, dated as of March 19, 2012, the Second Amendment to Credit Agreement, dated as of March 29, 2013, and the Third Amendment to Credit Agreement, dated as of November 7, 2013.

Pursuant to the Fourth Amendment, which is effective as of September 30, 2015, the leverage ratio covenant contained in the Credit Agreement prior to the Fourth Amendment has been eliminated with respect to quarters ending after September 30, 2015, and testing under the fixed charge ratio covenant contained in the Credit Agreement has been delayed until September 30, 2016. The Fourth Amendment adds a covenant whereby the Company must maintain at least $10.0 million of undrawn availability commencing on December 31, 2015. In addition, the Fourth Amendment amends a covenant based on the Company’s Consolidated EBITDA (as defined in the Fourth Amendment) to include additional add-backs of one-time items that occurred in 2015. Pursuant to that amended covenant, the Company must maintain Consolidated EBITDA of $12.4 million, $10.2 million, $10.8 million, $16.8 million and $23.0 million for the four fiscal quarters then ended at December 31, 2015, March 31, 2016, June 30, 2016, September 30, 2016 and December 31, 2016, respectively.

The foregoing is a description of the material terms and conditions of the Fourth Amendment and is not a complete discussion of the Fourth Amendment. Accordingly, the foregoing is qualified in its entirety by reference to the full text of the Fourth Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Fourth Amendment to Credit Agreement, dated as of October 23, 2015, by and among Universal Stainless & Alloy Products, Inc., the other borrowers party thereto, the lenders party thereto and PNC Bank National Association, as Administrative Agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.

By:	/s/ Ross C. Wilkin
Ross C. Wilkin
Vice President of Finance,
Chief Financial Officer and Treasurer

Dated: October 28, 2015